                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                               (AMENDMENT NO.   )

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by
     Rule 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[X]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

                       Real Estate Associates Limited VI
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  Fee not required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ---------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ---------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

          ---------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ---------------------------------------------------------------------
     (5)  Total fee paid:

          ---------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ---------------------------------------------------------------------
     (2)  Form, Schedule or Registration Statement No.:

          ---------------------------------------------------------------------
     (3)  Filing Party:

          ---------------------------------------------------------------------
     (4)  Date Filed:

          ---------------------------------------------------------------------

                       REAL ESTATE ASSOCIATES LIMITED VI
                            9090 WILSHIRE BOULEVARD
                        BEVERLY HILLS, CALIFORNIA 90211

                                   IMPORTANT

                                                                   July 26, 2001

Dear Limited Partners:

     Your General Partners of Real Estate Associates Limited VI(1) want to remind you that the deadline to fax in your WHITE consent revocation card is TUESDAY, JULY 31, 2001. Bond Purchase, L.L.C. is asking limited partners to sign consent forms to remove, we believe without cause, your existing General Partners and replace your experienced Managing General Partner with Bond Purchase's affiliate, which has no significant assets, net worth or business history. WE URGE YOU NOT TO SIGN ANY GREEN CONSENT CARD OR OTHER MATERIALS YOU MAY RECEIVE FROM BOND PURCHASE.

     We urge you to consider the facts:

     - WHO IS BOND PURCHASE? Bond Purchase was described by a Missouri Circuit Court in October 1999 as follows: "[Bond Purchase] and its principals run what are known in the investment community as 'vulture funds,' seeking to buy limited portions of real estate partnerships with a view to ousting current management and potential liquidation of the partnership assets." (emphasis added) We believe its interests are not aligned with yours. DO NOT BE MISLED.

       Bond Purchase conveniently failed to tell you about the lawsuit filed by NAPICO on June 19, 2001. We believe that Mr. Johnson and entities he controls are improperly withholding -- in concert with Bond
       Purchase -- at least $2.2 million in proceeds owed to NAPICO-affiliated limited partners of certain limited partnerships Mr. Johnson's entities control. Bond Purchase now wants to seize control of your Partnership and its valuable assets. Given its history, can you trust Bond Purchase to act in your best interests?

     - HOW HAVE YOUR GENERAL PARTNERS PERFORMED? Your General Partners have been successful in managing your Partnership and its assets. From the Partnership's inception through 1990, the limited partners obtained tax benefits equal to at least 91.1% of their investments. From 1996 to 1998, we sold our interest in many real estate assets and in March 1999, we made a cash distribution to the limited partners of more than $2.7 million. We continue to negotiate with appropriate parties to sell or refinance our remaining interests in real estate assets, to bring the maximum value to all of our limited partners. DO NOT BE MISLED.

---------------

  (1)Real Estate Associates Limited VI, a California limited partnership (the "Partnership").

     - IS IT NECESSARY TO MAINTAIN A CASH RESERVE? Yes. We have maintained a $3 million cash reserve to satisfy the obligations under promissory notes that have recently become due related to four properties. We are currently negotiating with the holders of those notes to determine the amount of the Partnership's obligation, however the matured obligations may exceed $3.6 million dollars. Therefore, we must maintain the cash reserves to cover these obligations. The reserves also provide us with the financial flexibility to negotiate with the local general partners in our efforts to sell the remaining Partnership assets and to distribute to the limited partners to cover the income tax liability you may incur if we sell such assets. You should know that we have invested the cash reserve and it accrues interest for the benefit of all limited partners. DO NOT BE MISLED.

     To ensure that your General Partners are not removed, PLEASE FAX AND MAIL YOUR WHITE CONSENT REVOCATION CARD TODAY if you have not already done so to:

                           ACS Security Services Inc.
                          3988 No. Central Expressway
                              Bldg. 5, Sixth Floor
                                Dallas, TX 75204
                              Fax: (214) 887-7198
                              Attn: Shari Eastwood

For your convenience, we have enclosed another consent revocation card for your use.

     THIS INFORMATION WAS FURNISHED ON BEHALF OF REAL ESTATE ASSOCIATES LIMITED VI BY ITS GENERAL PARTNERS AND IS BEING MAILED TO LIMITED PARTNERS ON OR ABOUT JULY 26, 2001. IMPORTANT INFORMATION ABOUT THE PARTNERSHIP'S CONSENT REVOCATION SOLICITATION ARE CONTAINED IN THE DEFINITIVE CONSENT REVOCATION MATERIALS WHICH HAVE ALREADY BEEN SENT TO YOU. YOU MAY OBTAIN A COPY OF THE PARTNERSHIP'S CONSENT REVOCATION MATERIALS FILED ON FORM DEFC14A FREE OF CHARGE AT THE SECURITIES AND EXCHANGE COMMISSION'S WEB SITE AT HTTP://WWW.SEC.GOV. THE PARTNERSHIP WILL ALSO PROVIDE YOU WITH A COPY OF ITS MATERIALS WITHOUT CHARGE. YOU MAY ALSO VIEW PARTNERSHIP INFORMATION ON THE PARTNERSHIP'S WEB SITE AT HTTP://WWW.NAPICO.COM. THE CONTENTS OF THE PARTNERSHIP'S WEB SITE ARE NOT DEEMED TO BE A PART OF THE CONSENT REVOCATION MATERIALS. FOR ADDITIONAL INFORMATION ABOUT THIS CONSENT REVOCATION SOLICITATION, PLEASE CONTACT D.F. KING AT THE TOLL-FREE NUMBER PROVIDED BELOW.

                            ------------------------

     IF YOU HAVE ANY QUESTIONS OR NEED ASSISTANCE, PLEASE CALL D.F. KING & CO., INC., WHICH IS ASSISTING US IN THIS MATTER, AT 1-800-269-6427.

                            CONSENT REVOCATION CARD

                       REAL ESTATE ASSOCIATES LIMITED VI

       THIS REVOCATION OF CONSENT IS SOLICITED BY REAL ESTATE ASSOCIATES LIMITED VI IN OPPOSITION TO THE SOLICITATION BY BOND PURCHASE, LLC.

     The undersigned, a limited partner of Real Estate Associates Limited VI (the "Partnership"), acting with respect to all of the limited partnership interests held by the undersigned, hereby revokes any and all consents that the undersigned may have given with respect to each of the following proposals:

              THE GENERAL PARTNERS OF THE PARTNERSHIP UNANIMOUSLY
             RECOMMEND THAT YOU "REVOKE CONSENT" FOR ITEMS 1 AND 2.

1. Removal of General Partners

               [ ] REVOKE CONSENT       [ ] DO NOT REVOKE CONSENT

2. Continuation of the Partnership and election of new general partner, New G.P.

               [ ] REVOKE CONSENT       [ ] DO NOT REVOKE CONSENT

     IF NO DIRECTION IS MADE, THIS CONSENT REVOCATION CARD WILL BE DEEMED TO REVOKE ALL PREVIOUSLY EXECUTED CONSENTS WITH RESPECT TO ANY OR ALL OF THE PROPOSALS SET FORTH HEREIN.

         PLEASE SIGN, DATE, FAX TO (214) 887-7198 ATTN: SHARI EASTWOOD
                  AND MAIL THIS CONSENT REVOCATION CARD TODAY.

     Please sign your name below. If your interests are held jointly, each limited partner should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by president or authorized officer. If a partnership, please sign in partnership name by authorized person.

                                          Dated: _________________________, 2001

                                          ______________________________________
                                          Name:
                                          ______________________________________
                                          Title:
                                          ______________________________________
                                          Name (if held jointly):
                                          Title:

                                          PLEASE SIGN, DATE AND RETURN THIS
                                          CONSENT REVOCATION PROMPTLY. IF YOU
                                          HAVE ANY QUESTIONS OR NEED ASSISTANCE,
                                          PLEASE CALL D.F. KING & CO., INC.
                                          TOLL-FREE AT 1-800-269-6427.